UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 18, 2005


                           ASTRATA GROUP INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               000-32475                          84-1408762
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)



1801 Century Park East, Suite 1830, Los Angeles, California       90067-2320
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)


                                 (310) 282-8646
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


      --------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Section 8. Other Events

Item 8.01 Other Events

Astrata Group Incorporated announced that its management will discuss its first quarter results in a conference call on Wednesday, July 20, 2005 at 11 a.m. EDT (8 a.m. PDT).

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

      Item 99.1 - Press Release dated July 18, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2005                   ASTRATA GROUP INCORPORATED


                                       By: /s/ Trevor Venter
                                           -------------------------------------
                                           Trevor Venter
                                           Chief Executive Officer